UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 20, 2014

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices of each registrant)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into A Material Definitive Agreement.

The information in this Current Report on Form 8-K set forth under Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement
On November 20, 2014, Wynn America, LLC (“Wynn America”), an indirect wholly owned subsidiary of Wynn Resorts, Limited (“Wynn Resorts”), and certain subsidiaries of Wynn America entered into a Credit Agreement (the “Credit Agreement”) with Deutsche Bank AG New York Branch, as administrative agent and collateral agent, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Agricole Corporate and Investment Bank, Fifth Third Bank, SunTrust Robinson Humphrey, Inc., The Bank of Nova Scotia, BNP Paribas Securities Corp., Sumitomo Mitsui Banking Corporation and UBS Securities LLC, as joint lead arrangers and joint bookrunners, Morgan Stanley Senior Funding, Inc. and Bank of China, Los Angeles Branch, as arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as documentation agent, and a syndicate of lenders. The Credit Agreement is comprised of (i) a $375 million senior secured revolving credit facility that will mature on November 20, 2019, and (ii) a $875 million delay draw senior secured term loan facility that will mature on November 20, 2020 and will require quarterly principal payments, scheduled to begin on June 30, 2018.
Wynn America expects to use the proceeds of the credit facilities primarily for capital expenditures with respect to the construction of a casino resort and related amenities to be developed by Wynn America and its subsidiaries in Everett, Massachusetts (the “Wynn Massachusetts Project”) and for other general corporate purposes, including to fund working capital, capital expenditures and permitted acquisitions.
Subject to certain exceptions, amounts borrowed will bear interest, at Wynn America’s election, at either (i) the base rate plus 0.75% per annum or (ii) the reserve adjusted eurodollar rate plus 1.75% per annum. The annual fee Wynn America will be required to pay for unborrowed amounts, if any, under the revolving credit facility and term loan facility will be 0.30% per annum, payable quarterly in arrears, calculated based on the daily average of the unborrowed amounts under such credit facilities.
Certain subsidiaries of Wynn America will guarantee the obligations of Wynn America under the credit facilities. Wynn America shall use commercially reasonable efforts to cause a series of corporate restructurings and related transactions, including receipt of gaming approvals from relevant gaming authorities, pursuant to which Wynn Las Vegas, LLC (“Wynn Las Vegas”) and its subsidiaries will become subsidiaries of Wynn Las Vegas Holdings, LLC, a direct subsidiary of Wynn America (the “Wynn Las Vegas Reorganization”). Upon the consummation of the Wynn Las Vegas Reorganization (including receipt of all approvals required under applicable gaming laws and regulations), Wynn Las Vegas and its subsidiaries shall be restricted subsidiaries under the credit facilities but shall not guarantee the obligations of Wynn America until such time, and then only to such extent, as may be permitted by any then existing Wynn Las Vegas’ senior secured notes.
The Credit Agreement contains customary representation and warranties, events of default and negative and affirmative covenants, including, among other things, limitations on: indebtedness; investments; restricted payments; mergers and acquisitions; payments of indebtedness; negative pledges; liens; transactions with affiliates; sales of assets; and financial covenants including maintaining a Maximum Consolidated Senior Secured Net Leverage Ratio and a Minimum Consolidated EBITDA, each as defined in the Credit Agreement.
Completion Guaranty
Wynn Resorts will provide a completion guaranty in favor of the lenders under the credit facilities to support the development and opening of the Wynn Massachusetts Project.
Security Agreement
Wynn America and the guarantors will enter into a security agreement in favor of the lenders under the credit facilities pursuant to which, subject to certain exceptions, Wynn America and the guarantors will (i) pledge all equity interests in the guarantors to the extent permitted by applicable law; and (ii) grant a first priority security interest in substantially all of the other existing and future assets of the guarantors.
The foregoing description is not complete and is qualified in its entirety by the Credit Agreement, the Completion Guaranty, dated as of November 20, 2014, by and between Wynn Resorts and Deutsche Bank AG New York Branch, as administrative agent, and the Security Agreement, dated as of November 20, 2014, by and among Wynn America, Wynn Las Vegas Holdings, LLC, Everett Property, LLC and Wynn MA, LLC, as pledgors, and Deutsche Bank AG New York Branch, as collateral agent, which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1
Credit Agreement, dated as of November 20, 2014, by and among Wynn America, LLC, as borrower, Wynn Las Vegas Holdings, LLC, Everett Property, LLC and Wynn MA, LLC, as guarantors, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Agricole Corporate and Investment Bank, Fifth Third Bank, SunTrust Robinson Humphrey, Inc., The Bank of Nova Scotia, BNP Paribas Securities Corp., Sumitomo Mitsui Banking Corporation and UBS Securities LLC, as joint lead arrangers and joint bookrunners, Morgan Stanley Senior Funding, Inc. and Bank of China, Los Angeles Branch, as arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as documentation agent, and the other lenders party thereto.

10.2	Completion Guaranty, dated as of November 20, 2014, by and between Wynn Resorts, Limited, and Deutsche Bank AG New York Branch, as administrative agent.
10.3
Security Agreement, dated as of November 20, 2014, by and among Wynn America, LLC, Wynn Las Vegas Holdings, LLC, Everett Property, LLC and Wynn MA, LLC, as pledgors, and Deutsche Bank AG New York Branch, as collateral agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: November 20, 2014	By:	/s/ Stephen Cootey
Stephen Cootey
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN LAS VEGAS, LLC

Dated: November 20, 2014	By:	Wynn Resorts Holdings, LLC
its sole member

	By:	Wynn Resorts, Limited
its sole member

	By:	/s/ Stephen Cootey
Stephen Cootey
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1
Credit Agreement, dated as of November 20, 2014, by and among Wynn America, LLC, as borrower, Wynn Las Vegas Holdings, LLC, Everett Property, LLC and Wynn MA, LLC, as guarantors, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Agricole Corporate and Investment Bank, Fifth Third Bank, SunTrust Robinson Humphrey, Inc., The Bank of Nova Scotia, BNP Paribas Securities Corp., Sumitomo Mitsui Banking Corporation and UBS Securities LLC, as joint lead arrangers and joint bookrunners, Morgan Stanley Senior Funding, Inc. and Bank of China, Los Angeles Branch, as arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as documentation agent, and the other lenders party thereto.

10.2	Completion Guaranty, dated as of November 20, 2014, by and between Wynn Resorts, Limited, and Deutsche Bank AG New York Branch, as administrative agent.
10.3
Security Agreement, dated as of November 20, 2014, by and among Wynn America, LLC, Wynn Las Vegas Holdings, LLC, Everett Property, LLC and Wynn MA, LLC, as pledgors, and Deutsche Bank AG New York Branch, as collateral agent.